Exhibit 10.28

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT
TO THE AMENDED AND RESTATED SERVICES AGREEMENT (THE
“AMENDMENT”)

The AMENDED AND RESTATED SERVICES AGREEMENT dated June 29, 2015 (as previously amended, the “Agreement”) by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”) (each a “Party” and collectively, the “Parties”) is hereby amended as set forth below.

Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Accolade and Comcast hereby agree to amend the Agreement as follows:

1.                          This Amendment shall be retroactively effective to January 1, 2018 (“Amendment Effective Date”). All measurements and calculations of the relevant metrics, and any adjustments to Base Fees resulting from the Performance Guarantees, shall begin on January 1, 2018 unless otherwise stated below, and continue unless and until amended by the Parties in writing.

2.                          Versions of Exhibits F and G, as amended from time to time, in force for Service Years prior to 2018 shall serve as reference as to the Parties agreement regarding Performance Guarantees and Incentives applicable to such prior Service Years, but shall not have effect on Service Years 2018 through the end of the Term. For the avoidance of doubt, in accordance with Paragraph 8 of the “Renewal and Amendment to the Amended and Restated Service Agreement,” dated October 20, 2017, Section 5.4 of the Agreement and Exhibit G (Incentives) have been deleted in their entireties with respect to Service Year 2018 and subsequent Service Years.

3.                          A new Exhibit F, attached hereto, shall govern Service Year 2018 and subsequent Service Years through the end of the Term unless and until amended by the Parties in writing.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan		Accolade, Inc.

By:	/s/ Shawn Leavitt	By:	/s/ Rajeev Singh

Name:	Shawn Leavitt	Name:	Rajeev Singh

Title:	SVP, Total Rewards	Title:	Chief Executive Officer

Date:	June 28, 2018	Date:	June 29, 2018

EXHIBIT F
(Amended and Restated)

PERFORMANCE GUARANTEES

1.                          Accolade Health Assistant Center-related metrics must meet performance guarantees (“Performance Guarantees”) in order to avoid a payment to Comcast depending on whether the Performance Guarantee metrics (“Metrics”) are met or not met.

2.                          Any payment to Comcast hereunder shall be imposed as a per employee per month (“PEPM”) refund, as applicable based on the Service Year or applicable portion of a Service Year in question, paid per the terms outlined in Section 6.2.

3.                          The Performance Guarantees, Metrics and associated payments are set forth for [***].

4.                          Measurement of the Metrics and implementation of a payment, if any, will begin on January 1, 2018, unless otherwise stated below.

5.                          Any of these Performance Guarantees, the Metrics or the payment for failing to meet any Performance Guarantee may be eliminated or changed by the mutual agreement of the Parties at any time.

6.                          Comcast agrees to fully cooperate and provide reasonable support to Accolade in its efforts to perform in accordance with these Performance Guarantees, to meet the Metrics and to avoid a payment to Comcast.

7.                          For the duration of an Extraordinary Event, so long as Accolade is in compliance with Section 3.4 of the Agreement, Accolade shall be relieved of its obligations to comply with the Performance Guarantees and the Metrics set forth herein without penalty.

8.                          For any Performance Guarantees which vary during the year [***].

Service Years 2018 — 2020

On an annual basis, [***] to the start of the next Service Year during the Term beginning in 2018 for Service Year 2019, the Parties will use commercially reasonable efforts to discuss and mutually agree to any adjustments to the Performance Guarantees and Metrics for the following Service Year. Changes to Performance Guarantees for the following Service Year will not be effective unless and until mutually agreed in writing by the Parties. In the event the Parties fail to reach an agreement on new Performance Guarantees before the start of the following Service Year, the Performance Guarantees and associated definitions and metrics for such Performance Guarantees in force as of the end of the previous Service Year shall continue until the Parties reach such agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

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